Exhibit 99.1

tZERO, a Leader in Tokenization Infrastructure, to Go Public Via Business Combination with FG Imperii Acquisition Corp.

Proposed transaction advances tZERO’s objective to establish an independent public company footprint to scale its regulated, multi-asset infrastructure-as-a-service solutions across tokenized securities and derivatives, alongside its industry-leading blockchain patent portfolio.

FG Imperii brings together the SPAC execution experience of the Fundamental Global team and the digital asset capital markets expertise of Imperii Partners.

An affiliate of FG Imperii has also provided additional capital to tZERO’s previously announced funding round to support the transaction, alongside up to approximately $231 million of cash held in trust and entered into a term sheet for a forward purchase agreement from FG Merchant Partners LP

NEW YORK, NY and ITASCA, IL, November 2, 2026 – tZERO Group, Inc. (“tZERO” or the “Company”), a financial technology company powering tokenized financial markets through regulated Infrastructure-as-a-Service (IaaS) solutions, and FG Imperii Acquisition Corp. (Nasdaq: FGII) (“FG Imperii”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement.

This transaction will bring a true pioneer to the public markets – a company that helped lay the foundations of the tokenization economy and remains one of its longest-operating infrastructure providers. Following its strategic and leadership reset last year, tZERO is now widely recognized as a leading broadly diversified end-to-end infrastructure provider for tokenized securities and derivatives, prediction markets and other digital assets, including crypto. tZERO’s tokenized securities offering is deeper and broader than the competition and is supported by more than 100 early-dated blockchain patents.

The proposed business combination values tZERO at a pre-money equity valuation of $350 million, including up to $25 million to be realized upon the achievement of specified milestones. Existing tZERO shareholders are expected to roll 100% of their equity interests into the combined company. Following the closing, the combined company’s common stock is expected to trade on NYSE American under the ticker symbol “TZRO.”

“We have talked about the next phase of tZERO’s evolution requiring a more independent footprint. This transaction delivers that objective, unlocks growth paths and strengthens our ability to scale market infrastructure required for an increasingly tokenized financial system,” said Alan Konevsky, Chief Executive Officer of tZERO. “Our infrastructure-as-a-service capabilities are complete, hard to replicate individually and, in many cases, are unique in the marketplace. These capabilities are built, ready and already commercialized with Tier 1 institutional customers. With this step, we will continue to grow that infrastructure and deepen our diversified institutional and strategic relationships across asset classes. My team and I are building markets for a tokenized world, and this transaction is intended to catalyze further growth, enhance competitiveness and enable tZERO to pursue that opportunity at greater scale and speed. I am grateful to our partners at FG Imperii, and all of our investors, for believing in tZERO. With a market-validated strategy and go-to-market plan in place now, an obsessive focus on results and execution and the expected public markets footprint, my team and I are excited about the next chapter.”

The combined company may receive up to approximately $231 million of cash held in FG Imperii’s trust account, subject to redemptions by FG Imperii’s public shareholders and before transaction expenses. In addition, the company has agreed to enter into the forward purchase arrangement with FG Merchant Partners LP (subject to definitive documentation), an affiliate of Fundamental Global, one of the co-leads of FG Imperii and of FG Imperii’s sponsor, covering up to 2.5 million shares. An affiliate of FG Imperii has also provided additional capital to tZERO’s previously announced funding round to support the transaction

“tZERO combines differentiated technology, hard-to-replicate regulatory infrastructure and years of operating experience in digital securities,” said Larry Swets, Chief Executive Officer of FG Imperii. “Our team has evaluated and executed public market transactions across multiple market cycles, with a focus on businesses capable of creating durable, long-term shareholder value. We believe tZERO has the infrastructure, leadership and strategic position to become an important public company at the intersection of capital markets and blockchain technology.”

“Tokenization is becoming a practical component of institutional financial infrastructure, creating demand for regulated platforms that can connect assets, investors and liquidity,” said Tony Scuderi, President of FG Imperii Acquisition Corp. and founder of Imperii Partners. “tZERO has spent years building the capabilities required to serve that market. Its combination of regulatory permissions, technology and institutional connectivity provides a compelling foundation for growth as financial markets increasingly adopt digital rails.”

Through its regulated subsidiaries and integrated technology platform, tZERO provides access to a range of financial services and infrastructure supporting the issuance trading, settlement and custody of tokenized assets, subject to applicable regulatory authorizations:

●	Securities: An SEC-registered, FINRA-member broker-dealer infrastructure, an alternative trading system operated pursuant to Regulation ATS, SEC-registered transfer agent services and brokerage, custody and settlement services for tokenized and traditional securities, provided through the applicable regulated subsidiaries.
●	Derivatives: A CFTC-registered introducing broker and derivatives clearing organization (DCO), with a pending application for designation as a designated contract market (DCM), which are expected to bring regulated derivatives onto tZERO’s infrastructure platform this year.
●	Intellectual property: A patent portfolio covering core tokenization, custody and settlement processes, which protects tZERO’s infrastructure, creates a licensable moat for partners and underpins tZERO’s bridge between traditional and decentralized finance.

Key Investment Highlights

●	Diversified regulated infrastructure across the asset lifecycle: tZERO brings together tokenization, transfer agent, brokerage, trading, custody, clearing and settlement capabilities within an integrated institutional platform – across securities and derivatives/prediction markets/crypto verticals.
●	Established regulatory foundation: The Company operates through multiple regulated entities, including a broker-dealer, introducing broker, and a registered transfer agent.
●	More than a decade of digital market experience: tZERO has operated at the intersection of blockchain technology and regulated securities markets since 2014.
●	Infrastructure-as-a-Service growth model: tZERO offers its regulated capabilities through API and white label solutions for B2B and B2B2C partners, enabling institutions to bring digital market services to their customers without building the underlying regulatory and technology infrastructure themselves.
●	Multi-asset opportunity: The platform is designed to support a growing range of conventional and tokenized products, including equities, funds, fixed income, private market securities and other regulated financial instruments.
●	Strategic position in an expanding market: As issuers, asset managers and financial intermediaries explore blockchain-based issuance, distribution and settlement, tZERO is positioned to provide the regulated infrastructure connecting those participants.

Individually, these are scarce capabilities that are hard to secure and, as importantly, operationalize. Taken together, they are designed to address every pain point in the tokenization lifecycle and provide full horizontal interoperability, as well as opportunities to cross- and up-sell capabilities as needs evolve and tZERO works with its clients to provide comprehensive solutions for sticky and evergreen relationships.

The net proceeds from the transaction are expected to be used to strengthen tZERO’s balance sheet, expand its technology and regulated infrastructure, accelerate commercial growth, support new products and strategic partnerships, and fund other general corporate purposes.

The boards of directors of tZERO and FG Imperii have unanimously approved the proposed business combination. tZERO has also received support agreements from shareholders representing approximately 62% of its capital, on a fully diluted basis. The transaction is expected to close in early 2027, subject to the satisfaction of customary closing conditions, including shareholder approvals, applicable regulatory consents and filings, the effectiveness of the registration statement on Form S-4 and the approval of the listing of the combined company’s common stock on NYSE American.

Upon completion of the transaction, tZERO’s existing management team, led by Chief Executive Officer Alan Konevsky, is expected to continue leading the combined company. The combined company’s board of directors is expected to consist of the Chief Executive Officer and other directors designated by tZERO at closing, together with one board observer designated by FG Imperii’s sponsor.

Additional Information and Investor Presentation

Additional information about the proposed business combination, including a copy of the definitive agreement and an investor presentation, will be included in a Current Report on Form 8-K to be filed by FG Imperii with the U.S. Securities and Exchange Commission (“SEC”) and will be available on the SEC’s website at www.sec.gov.

Advisors

Chardan is acting as exclusive financial advisor and capital markets advisor to tZERO. Chardan is also acting as lead placement agent and Imperii Securities is acting as co-placement agent for the transaction.

Lowenstein Sandler LLP is serving as legal advisor to tZERO. Loeb & Loeb LLP is serving as legal advisor to FG Imperii.

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tZERO Media & Investor Relations Enquiries

Julie Ros, SVP, Head of Marketing & Communications, tZERO

marketing@tzero.com

About tZERO

tZERO Group, Inc. (“tZERO”) is tokenizing Wall Street. We and our SEC- and CFTC-registered subsidiaries are enabling the tokenization economy by offering institutional market participants end-to-end financial infrastructure-as-a-service (IaaS). Using tZERO’s IaaS offering, institutions can provide new digital market capabilities to their clients without building the entire regulatory and technology stack themselves. Our B2B and B2B2C partnership models enable institutions to make our infrastructure as visible or invisible as they require, while we handle the regulatory and operational components. All technology services are offered through tZERO Technologies, LLC. For more information, please visit our website at https://www.tzero.com/.

About FG Imperii Acquisition Corp.

FG Imperii Acquisition Corp. (Nasdaq: FGII) is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses in the North American financial services sector. FG Imperii’s leadership combines the transaction and public company experience of the Fundamental Global organization with the crypto, Web3 and digital asset capital markets expertise of Imperii Partners. For more information, please visit https://fgimperii.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements”. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding tZERO’s and FG Imperii’s expectations concerning the outlook for tZERO’s business, financial performance, business strategy, technology, research and development, regulatory approvals, potential market opportunity, anticipated trends in tZERO’s business, timing and likelihood of success, plans and objectives of management for future operations, the successful consummation and potential benefits of the proposed business combination, and expectations related to the terms and timing of the proposed business combination.

These forward-looking statements are based on information available as of the date of this press release and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing tZERO’s or FG Imperii’s views as of any subsequent date, and neither tZERO nor FG Imperii undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of FG Imperii’s securities; the amount of redemption requests made by FG Imperii’s public shareholders and the failure to satisfy the conditions to the consummation of the proposed business combination, including the failure of FG Imperii’s shareholders or tZERO’s shareholders to approve the proposed business combination; risks related to the scaling of tZERO’s business and the timing of expected business milestones; the ability to meet stock exchange listing standards in connection with the consummation of the proposed business combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings that may be initiated following announcement of the proposed business combination; the combined company’s continued listing on NYSE American; the risk that the proposed transaction disrupts current plans and operations of tZERO as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and partners and retain its management and key employees; costs related to the proposed business combination; risks associated with changes in laws or regulations applicable to tZERO’s products and services; the possibility that the combined company may be adversely affected by other economic, geopolitical, business and/or competitive factors; the ability of tZERO or the combined company to raise capital in the future; and other risks and uncertainties that will be detailed in the Proxy Statement/Prospectus (as defined below) and as indicated from time to time in FG Imperii’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

tZERO and FG Imperii caution that the foregoing list of factors is not exclusive. tZERO and FG Imperii caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Forward-looking statements are not guarantees of future performance. Neither tZERO nor FG Imperii gives any assurance that either tZERO or FG Imperii will achieve its expectations. The inclusion of any statement in this press release does not constitute an admission by tZERO or FG Imperii or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

In connection with the proposed business combination, FG Imperii and tZERO intend to file with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which will include a preliminary proxy statement of FG Imperii and a preliminary prospectus relating to the securities to be issued in connection with the proposed business combination (the “Proxy Statement/Prospectus”). After the Registration Statement is declared effective, FG Imperii plans to mail a definitive Proxy Statement/Prospectus to its shareholders as of a record date to be established for voting on the proposed business combination. FG Imperii will also file other documents regarding the proposed business combination with the SEC. This press release is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that tZERO or FG Imperii may file with the SEC or send to their respective shareholders in connection with the proposed business combination.

This press release does not contain all of the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF FG IMPERII AND TZERO ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TZERO, FG IMPERII, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS.

INVESTORS AND SECURITYHOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY TZERO AND FG IMPERII THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. IN ADDITION, THE DOCUMENTS FILED BY FG IMPERII MAY BE OBTAINED BY WRITTEN REQUEST TO FG IMPERII AT 104 S. WALNUT STREET, UNIT 1A, ITASCA, IL 60143, AND THE DOCUMENTS FILED BY TZERO MAY BE OBTAINED BY WRITTEN REQUEST TO TZERO AT 10 WEST BROADWAY, SUITE 700, SALT LAKE CITY, UT 84101.

Participants in the Solicitation

FG Imperii, tZERO and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from FG Imperii’s shareholders in connection with the proposed business combination. INFORMATION ABOUT FG IMPERII’S DIRECTORS AND EXECUTIVE OFFICERS AND THEIR OWNERSHIP OF FG IMPERII’S SECURITIES IS SET FORTH IN FG IMPERII’S FILINGS WITH THE SEC. A LIST OF THE NAMES OF TZERO’S DIRECTORS AND EXECUTIVE OFFICERS AND INFORMATION REGARDING THEIR INTERESTS IN THE PROPOSED BUSINESS COMBINATION WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF THOSE PERSONS AND OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE PROPOSED BUSINESS COMBINATION MAY BE OBTAINED BY READING THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION WHEN AVAILABLE. Investors and securityholders should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This press release shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FG Imperii, tZERO or the combined company resulting from the proposed business combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law. Distribution of this press release is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in which such distribution or use would be contrary to local law or regulation.